UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 13, 2023
PACIRA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35060	51-0619477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 West Kennedy Boulevard, Suite 890
Tampa, Florida 33609
(Address and Zip Code of Principal Executive Offices)

(813) 553-6680
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, Pacira BioSciences, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) in Tampa, Florida, at which the Company’s stockholders approved the Amended and Restated 2011 Stock Incentive Plan (the “A&R 2011 Plan”). The A&R 2011 Plan was amended primarily to increase the number of shares of common stock authorized for grant by 3,300,000 newly reserved shares. The A&R 2011 Plan became effective immediately upon stockholder approval at the Annual Meeting.

A summary of the material terms of the A&R 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”). The summaries of the A&R 2011 Plan set forth above and in the Proxy Statement are qualified in their entirety by reference to the full text of the A&R 2011 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 13, 2023, the Company held the Annual Meeting in Tampa, Florida. As of April 14, 2023, the record date for the Annual Meeting, 45,985,015 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted on, and approved, at the Annual Meeting is as follows:

Proposal 1 — Election of three Class III directors to hold office until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Christopher Christie	39,024,151	986,564	2,156,595
Gary Pace	16,140,036	23,870,679	2,156,595
David Stack	38,008,964	2,001,751	2,156,595

Proposal 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

For	Against	Abstain
41,872,540	282,024	12,746

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
34,600,749	5,320,960	89,006	2,156,595

Proposal 4 — Approval of the Company’s Amended and Restated 2011 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
24,138,558	15,817,929	54,228	2,156,595

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amended and Restated 2011 Stock Incentive Plan

104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIRA BIOSCIENCES, INC. (REGISTRANT)

Dated:	June 20, 2023	By:	/s/ KRISTEN WILLIAMS
Kristen Williams
Chief Administrative Officer and Secretary